UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 3, 2007




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          000-26393                   06-1542480
---------------                  ----------------            -------------------
(State or other                  (Commission File            (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


       23 Old Kings Highway South, Darien, CT                    06820
      ----------------------------------------                ----------
      (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code:   (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 3, 2007, the Board of Directors of Jupitermedia Corporation, a Delaware corporation (the "Company") unanimously appointed Donald J. O'Neill to serve as Chief Financial Officer ("CFO") of the Company until the next annual meeting of the Company's Board of Directors, or his prior resignation or termination. Prior to Mr. O'Neill's appointment, Christopher S. Cardell, the Company's President and Chief Operating Officer has served as the Company's interim principal financial officer since the departure of former CFO Christopher J. Baudouin on December 31, 2006.

     Mr. O'Neill is 33 years of age. Mr. O'Neill joined the Company in April 2000 and has served as the Company's Controller since 2005. Prior to that time, Mr. O'Neill was Director of Finance for Jupitermedia since 2003 and Accounting Manager since 2000. Prior to his tenure at the Company, O'Neill was employed by Arthur Andersen LLP. Mr. O'Neill was not selected to his current position pursuant to any arrangement or understanding with any person.

     Mr. O'Neill does not have any relationships or related transactions with the Company that would require disclosure pursuant to Item 401(d) or Item 404(a) of Regulation S-K, and the Company does not have an employment agreement with Mr. O'Neill.

     A copy of the press release issued by the Company on May 3, 2007 announcing Mr. O'Neill's appointment is furnished as Exhibit 99.1 hereto.

     On May 3, 2007, Mr. O'Neill executed the Company's standard indemnification agreement for its directors and named executive officers, a copy of which is furnished as Exhibit 10.1 hereto.

Item 9.01      Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits:

     10.1 Indemnification Agreement, dated May 3, 2007, entered into between Jupitermedia Corporation and Donald J. O'Neill.

     99.1    Press release, dated May 3, 2007, of Jupitermedia Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JUPITERMEDIA CORPORATION


                                        By: /s/ Christopher S. Cardell
                                            ------------------------------------
                                        Name:   Christopher S. Cardell
                                        Title:  Director, President, and Chief
                                                Operating Officer


Date:  May 3, 2007

                                  EXHIBIT INDEX


Exhibits:
--------

10.1 Indemnification Agreement, dated May 3, 2007, entered into between Jupitermedia Corporation and Donald J. O'Neill.

99.1      Press release, dated May 3, 2007, of Jupitermedia Corporation.